EXHIBIT 10.24

                         CERTIFIED CORPORATE RESOLUTIONS

         James Woodley does hereby certify and affirm that he is the duly elected and acting Secretary of Waste Conversion Systems, Inc. and that the resolutions set forth below are true and accurate resolutions duly adopted by the Board of Directors of Waste Conversion Systems, Inc. at a meeting of the Board of Directors duly called and convened on November 24, 1993, and that said resolutions are in full force and effect as stated below as of the date hereof.

         AND BE IT FURTHER RESOLVED, that in further consideration of the above authorized loans to the Company, 100,000 shares of the Company's common stock is hereby authorized for issuance to Mr. Yitz Grossman, who has agreed to acquire the shares for investment purposes only and without a view to making a redistribution thereof; and said shares may be transferred, sold, assigned or hypothecated only if registered by the Company under the Securities Act of 1933 or the Company has received from counsel to the Company a written opinion to the effect that registration of the shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The shares, as herein authorized, shall bear the following restrictive legend to reflect the foregoing restrictions and stop transfer instructions shall apply:

                  "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the 'Act'), and are 'restricted securities,' as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration Statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

         AND BE IT FURTHER RESOLVED, that the 100,000 shares of the Company's common stock as hereinabove authorized for issuance to Mr. Yitz Grossman, shall be included for purposes of their public resale in the Company's Registration Statement, SEC File No. 33-62990, subject to the express condition that the underwriter of the Public Units covered by the said Registration Statement does not object to the inclusion of the 100,000 shares in the registration Statement. In the event that the underwriter does object to the inclusion of Mr. Grossman's 100,000 shares in the Registration Statement, the Company shall include said shares in any future registration statement which the Company may file with respect to a public offering of its securities pursuant to the Securities Act of 1933, as amended; exclusive, however, of a Registration Statement on Form S-4 or S-8 or successor form thereto; and be it

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         FURTHER RESOLVED, that American Securities Transfer, Inc., the transfer agent of the Company's common stock, shall be notified by the roper officers of the Company's legal counsel, to issue the above authorized 100,000 shares in the name of Yitz Grossman, whose address is: c/o Water-Gel Technologies, 243 Veterans Blvd., Carlstadt, New Jersey 07072; and be it

         FURTHER RESOLVED, that the officers of the Company are hereby authorized and empowered to undertake such actions and to execute such documents as may be necessary or desirable to facilitate implementation of the resolutions adopted herein; and be it

         FURTHER RESOLVED, that the resolutions adopted by the Board of Directors at this meeting may be certified by any proper officer of the Company as having been duly adopted by the Board of Directors on November 24, 1993 at a meeting of the Board of Directors of the Company duly called and convened.


Date: November 25, 1993
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                                                    /s/ James Woodley, Secretary
                                                  ------------------------------
                                                  James Woodley, Secretary
                                                  Waste Conversion Systems, Inc.


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